Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information of AMC Entertainment Holdings, Inc. (“AMC” or the “Company”) is presented to illustrate the estimated effects of (i) the acquisition of Odeon and UCI Cinemas Holdings Limited (“Odeon” or the “Odeon Acquisition”), the acquisition of Carmike Cinemas, Inc. (“Carmike or the “Carmike Acquisition”) and the acquisition of Nordic Cinema Group Holdings AB (“Nordic or the “Nordic Acquisition”); (ii) the incurrence of $595,000,000 aggregate principal amount of Senior Subordinated Notes due 2026 (the “Dollar Notes”) and £250,000,000 aggregate principal amount of Senior Subordinated Notes due 2024 (the “Sterling Notes”) and $500,000,000 aggregate principal amount of incremental term loans (the “New Term Loans due 2023”) used to fund the Odeon Acquisition; (iii) the issuance of 4,536,466 shares ($156,735,000) of the Company’s Class A Common Stock in a private placement in connection with the Odeon Acquisition and the issuance of 8,189,808 shares ($273,949,000) of the Company’s Class A Common Stock in connection with the Carmike Acquisition, (iv) the issuance of $475,000,000 aggregate principal amount of 6.125% Senior Subordinated Notes due 2027 and £250,000,000 aggregate principal amount of 6.375% Senior Subordinated Notes due 2024 used to fund the Nordic (clauses (ii), (iii) and (iv) collectively referred to as the “Financings”); (v) the issuance of 20,330,874 shares ($640,423,000 at an offering price of $31.50 per share of the Company’s Class A Common Stock to repay the $350,000,000 aggregate principal amount of Bridge Loans incurred to partially finance the Carmike Acquisition and for general and corporate purposes (the “2017 Equity Offering”) and (vi) the settlement the Company entered into with the United States Department of Justice, pursuant to which the Company agreed to divest theatres in 15 local markets where it has an overlap with Carmike (the “Theatre Divestitures”).

The pro forma financial information is based in part on certain assumptions regarding the foregoing transactions that we believe are factually supportable and expected to have a continuing impact on our consolidated results. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016, the three and six months ended June 30, 2016, the three and nine months ended September 30, 2016, the three months ended December 31, 2016, the year ended December 31, 2016 and the three months ended March 31, 2017, combine the historical consolidated statements of operations of the Company, Odeon, Carmike and Nordic, giving effect to the Odeon Acquisition, the Carmike Acquisition, the Nordic Acquisition, the Financings, the Theatre Divestitures and the 2017 Equity Offering as if they had been completed on January 1, 2016. The historical consolidated financial information for Odeon and Nordic have been adjusted to comply with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The classification of certain items presented by Odeon under UK Generally Accepted Accounting Practice (“UK GAAP”) and by Nordic under International Financial Reporting Standards (“IFRS”) has been modified in order to align with the presentation used by the Company under U.S. GAAP.  In addition to the U.S. GAAP adjustments and the reclassifications, amounts for Odeon and Nordic have also been translated to U.S. dollars. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on, and should be read in conjunction with, the audited consolidated financial statements of the Company as of and for the year ended December 31, 2016, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, the unaudited consolidated financial statements of Carmike for the nine months ended September 30, 2016, which are contained in Carmike’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and the unaudited condensed consolidated financial statements of Odeon prepared in accordance with UK GAAP as of and for the nine months ended September 30, 2016, which have been filed as an exhibit to the Company’s Current Report on Form 8-K dated as of  November 30, 2016.

The unaudited pro forma condensed combined financial information has been prepared by the Company, as the acquirer, using the acquisition method of accounting in accordance with U.S. GAAP. The acquisition method of accounting is dependent upon certain valuation and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. The assets and liabilities of Odeon, Carmike and Nordic have been measured based on various preliminary estimates using assumptions that the Company believes are reasonable based on information that is currently available. The preliminary purchase price allocations for Odeon,  Carmike and Nordic are subject to revision as a more detailed analysis is completed and additional information on the fair value of Odeon’s, Carmike’s and Nordic’s assets and liabilities becomes available. The final allocation of the purchase price, which will be based upon actual tangible and intangible assets acquired as well as liabilities assumed, will be determined within one year from the completion of the Odeon Acquisition, Carmike Acquisition and Nordic Acquisition respectively, and could differ materially from the unaudited pro forma condensed combined financial information presented here. Any change in the fair value of the net assets of Odeon, Carmike and Nordic will change the amount of the purchase price allocable to goodwill and will also change any resultant depreciation and amortization or other similarly impacted income statement amounts. The pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma condensed combined financial information does not purport to represent the actual results of operations that the Company, Odeon, Carmike and Nordic would have achieved had the companies been combined during the periods presented in the unaudited pro forma condensed combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Odeon Acquisition, Carmike Acquisition and Nordic Acquisition. The unaudited pro forma condensed combined financial information does not reflect any potential cost savings that may be realized as a result of the Odeon Acquisition, Carmike Acquisition and Nordic Acquisition and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings. No historical transactions between Odeon, Carmike, Nordic and the Company during the periods presented in the unaudited pro forma condensed combined financial statements have been identified at this time.

The unaudited pro forma condensed combined financial information does not give effect to the settlement we entered into with the United States Department of Justice, pursuant to which we agreed to divest most of our holdings and relinquish all of our governance rights in NCM, our joint venture for cinema screen advertising, and (ii) agreed to transfer 24 theatres with a total of 384 screens to the network of Screenvision LLC, the cinema screen advertising business in which Carmike participates.

The Company previously filed unaudited pro forma condensed combined statements of operations in its 8-K/A on March 13, 2017.  The Company is furnishing the following pro forma condensed combined statements of operations for all reported quarterly periods in calendar 2016 and 2017 on both a consolidated basis and on a U.S. markets and International markets reporting segments basis and has updated Note 5 from the previously filed 8-K/A to include the pro forma impacts of the Nordic Acquisition, the Nordic Financing and the Theatre Divestitures for 2017.

Unaudited interim and year to date pro forma condensed combined statements of operations for 2016 and 2017 are as follows:

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Pro Forma		AMC
	March 31, 2016	March 31, 2016	March 31, 2016	March 31, 2016	Adjustments		Pro Forma
					Note (5)

Revenues	$766,017	$297,309	$206,188	$105,466	(292	)(d)	$1,358,034
					(2,272	)(d)
					(5,559	)(e)
					(8,823	)(e)
Cost of operations	498,632	186,532	136,943	64,547	(3,609	)(e)	876,835
					(6,210	)(e)
Rent	124,584	43,368	25,878	9,990	509	(d)	200,980
					959	(d)
					(1,220	)(d)
					145	(d)
					(716	)(d)
					(1,014	)(e)
					(1,503	)(e)
General and administrative:
Merger, acquisition and transaction costs	4,604	448	3,752	—	(3,062	)(b)	1,645
					(345	)(b)
					(3,752	)(b)
Other	18,516	10,932	8,570	5,346	—		43,364
Depreciation and amortization	60,430	22,920	15,157	5,064	10,142	(d)	123,640
					8,651	(d)
					2,353	(d)
					(706	)(e)
					(371	)(e)
Impairment of long-lived assets	—	—	280	—	—		280
Operating costs and expenses	706,766	264,200	190,580	84,947	251		1,246,744
Operating income	59,251	33,109	15,608	20,519	(17,197)		111,290
Other expense (income)	26	42,935	—	—	242	(d)	43,203
Interest expense	27,062	45,221	12,386	10,209	(36,312	)(a)	71,482
					18,673	(a)
					1,733	(a)
					(8,683	)(a)
					7,689	(a)
					(3,284	)(d)
					(12,386	)(d)
					2,941	(d)
					3,112	(d)
					(9,856	)(d)
					7,627	(d)
					5,516	(d)
					(166	)(e)
Equity in (earnings) loss of non-consolidated entities	(4,264)	84	(414)	(1,872)	—		(6,466)
Investment (income) expense	(9,954)	—	—	1,537	(1,968	)(d)	(10,385)
Total other expense	12,870	88,240	11,972	9,874	(25,122)		97,834
Earnings (loss) before income taxes	46,381	(55,131)	3,636	10,645	7,925		13,456
Income tax provision (benefit)	18,090	611	1,411	2,579	(11,268	)(c)	8,721
					(2,702	)(d)
Net earnings (loss)	$28,291	$(55,742)	$2,225	$8,066	$21,895		$4,735

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Pro Forma		AMC
	June 30, 2016	June 30, 2016	June 30, 2016	June 30, 2016	Adjustments		Pro Forma
					Note (5)

Revenues	$763,962	$224,907	$204,674	$66,442	(292	)(d)	$1,243,298
					(1,400	)(d)
					(5,845	)(e)
					(9,150	)(e)
Cost of operations	497,066	154,429	140,260	48,858	(3,737	)(e)	830,122
					(6,754	)(e)
Rent	122,819	39,860	26,876	9,645	5,025	(d)	200,653
					959	(d)
					(1,220	)(d)
					147	(d)
					(737	)(d)
					(1,147	)(e)
					(1,574	)(e)
General and administrative:
Merger, acquisition and transaction costs	5,548	9,147	3,856	—	(5,548	)(b)	—
					(9,147	)(b)
					(3,856	)(b)
Other	20,634	13,325	7,565	4,217	(568	)(d)	45,173
Depreciation and amortization	62,291	23,085	15,311	5,426	10,453	(d)	126,294
					8,497	(d)
					2,194	(d)
					(591	)(e)
					(372	)(e)
Impairment of long-lived assets	—	158	1,980	—	—		2,138
Operating costs and expenses	708,358	240,004	195,848	68,146	(7,976)		1,204,380
Operating income (loss)	55,604	(15,097)	8,826	(1,704)	(8,711)		38,918
Other expense (income)	(110)	31,564	—	—	1,373	(d)	32,827
Interest expense	27,035	44,948	12,382	8,511	(36,013	)(a)	71,000
					18,673	(a)
					1,733	(a)
					(8,683	)(a)
					7,689	(a)
					(3,241	)(d)
					(12,382	)(d)
					2,941	(d)
					3,112	(d)
					(8,697	)(d)
					7,627	(d)
					5,530	(d)
					(165	)(e)
Equity in (earnings) loss of non-consolidated entities	(11,849)	261	(1,101)	(189)	—		(12,878)
Investment (income) expense	176	—	—	4,078	(3,659	)(d)	595
Total other expense	15,252	76,773	11,281	12,400	(24,162)		91,544
Earnings (loss) before income taxes	40,352	(91,870)	(2,455)	(14,104)	15,451		(52,626)
Income tax provision (benefit)	16,385	(1,274)	(857)	(2,780)	(10,147	)(c)	(1,344)
					(2,671	)(d)
Net earnings (loss)	$23,967	$(90,596)	$(1,598)	$(11,324)	$28,269		$(51,282)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Six Months Ended	Six Months Ended	Six Months Ended	Six Months Ended	Pro Forma		AMC
	June 30, 2016	June 30, 2016	June 30, 2016	June 30, 2016	Adjustments		Pro Forma
					Note (5)

Revenues	$1,529,979	$522,216	$410,862	$171,908	$(584	)(d)	$2,601,332
					(3,672	)(d)
					(11,404	)(e)
					(17,973	)(e)
Cost of operations	995,698	340,961	277,203	113,405	(7,346	)(e)	1,706,957
					(12,964	)(e)
Rent	247,403	83,228	52,754	19,635	5,534	(d)	401,633
					1,918	(d)
					(2,440	)(d)
					292	(d)
					(1,453	)(d)
					(2,161	)(e)
					(3,077	)(e)
General and administrative:
Merger, acquisition and transaction costs	10,152	9,595	7,608	—	(8,610	)(b)	1,645
					(9,492	)(b)
					(7,608	)(b)
Other	39,150	24,257	16,135	9,563	(568	)(d)	88,537
Depreciation and amortization	122,721	46,005	30,468	10,490	20,595	(d)	249,934
					17,148	(d)
					4,547	(d)
					(1,297	)(e)
					(743	)(e)
Impairment of long-lived assets	—	158	2,260	—	—		2,418
Operating costs and expenses	1,415,124	504,204	386,428	153,093	(7,725)		2,451,124
Operating income	114,855	18,012	24,434	18,815	(25,908)		150,208
Other expense (income)	(84)	74,499	—	—	1,615	(d)	76,030
Interest expense	54,097	90,169	24,768	18,720	(72,325	)(a)	142,482
					37,346	(a)
					3,466	(a)
					(17,366	)(a)
					15,378	(a)
					(6,525	)(d)
					(24,768	)(d)
					5,882	(d)
					6,224	(d)
					(18,553	)(d)
					15,254	(d)
					11,046	(d)
					(331	)(e)
Equity in (earnings) loss of non-consolidated entities	(16,113)	345	(1,515)	(2,061)	—		(19,344)
Investment (income) expense	(9,778)	—	—	5,615	(5,627	)(d)	(9,790)
Total other expense	28,122	165,013	23,253	22,274	(49,284)		189,378
Earnings (loss) before income taxes	86,733	(147,001)	1,181	(3,459)	23,376		(39,170)
Income tax provision (benefit)	34,475	(663)	554	(201)	(21,415	)(c)	7,377
					(5,373	)(d)
Net earnings (loss)	$52,258	$(146,338)	$627	$(3,258)	$50,164		$(46,547)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Pro Forma		AMC
	September 30, 2016	September 30, 2016	September 30, 2016	September 30, 2016	Adjustments		Pro Forma
					Note (5)

Revenues	$779,771	$251,461	$209,730	$84,002	(292	)(d)	$1,307,366
					(2,058	)(d)
					(6,054	)(e)
					(9,194	)(e)
Cost of operations	504,572	173,002	146,542	53,153	(3,767	)(e)	866,765
					(6,737	)(e)
Rent	121,904	42,241	26,627	9,917	2,473	(d)	199,628
					959	(d)
					(1,220	)(d)
					142	(d)
					(680	)(d)
					(1,145	)(e)
					(1,590	)(e)
General and administrative:
Merger, acquisition and transaction costs	4,961	205	6,845	—	(4,961	)(b)	71
					(134	)(b)
					(6,845	)(b)
Other	19,785	10,917	6,134	4,880	—		41,716
Depreciation and amortization	63,025	24,638	15,126	5,269	7,672	(d)	125,541
					8,682	(d)
					2,089	(d)
					(587	)(e)
					(373	)(e)
Impairment of long-lived assets	—	144	409	(4)	—		549
Operating costs and expenses	714,247	251,147	201,683	73,215	(6,022)		1,234,270
Operating income	65,524	314	8,047	10,787	(11,576)		73,096
Other expense (income)	79	24,526	—	—	740	(d)	25,345
Interest expense	26,778	41,388	12,363	7,910	(34,549	)(a)	70,137
					18,673	(a)
					1,733	(a)
					(8,683	)(a)
					7,689	(a)
					(1,491	)(d)
					(12,363	)(d)
					2,941	(d)
					3,112	(d)
					(7,888	)(d)
					7,627	(d)
					5,060	(d)
					(163	)(e)
Equity in (earnings) loss of non-consolidated entities	(12,030)	(170)	(1,843)	(1,503)	—		(15,546)
Investment (income) expense	176	—	—	4,975	(4,538	)(d)	613
Total other expense	15,003	65,744	10,520	11,382	(22,100)		80,549
Earnings (loss) before income taxes	50,521	(65,430)	(2,473)	(595)	10,524		(7,453)
Income tax provision (benefit)	20,085	3,114	(1,054)	175	(9,197	)(c)	10,289
					(2,834	)(d)
Net earnings (loss)	$30,436	$(68,544)	$(1,419)	$(770)	$22,555		$(17,742)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Nine Months Ended	Nine Months Ended	Nine Months Ended	Nine Months Ended	Pro Forma		AMC
	September 30, 2016	September 30, 2016	September 30, 2016	September 30, 2016	Adjustments		Pro Forma
					Note (5)

Revenues	$2,309,750	$773,677	$620,592	$255,910	$(876	)(d)	$3,908,698
					(5,730	)(d)
					(17,458	)(e)
					(27,167	)(e)
Cost of operations	1,500,270	513,963	423,745	166,558	(11,113	)(e)	2,573,722
					(19,701	)(e)
Rent	369,307	125,469	79,381	29,552	8,007	(d)	601,261
					2,877	(d)
					(3,660	)(d)
					434	(d)
					(2,133	)(d)
					(3,306	)(e)
					(4,667	)(e)
Merger, acquisition and transaction costs	15,113	9,800	14,453	—	(13,571	)(b)	1,716
					(9,626	)(b)
					(14,453	)(b)
Other	58,935	35,174	22,269	14,443	(568	)(d)	130,253
Depreciation and amortization	185,746	70,643	45,594	15,759	28,267	(d)	375,475
					25,830	(d)
					6,636	(d)
					(1,884	)(e)
					(1,116	)(e)
Impairment of long-lived assets	—	302	2,669	(4)	—		2,967
Operating costs and expenses	2,129,371	755,351	588,111	226,308	(13,747)		3,685,394
Operating income	180,379	18,326	32,481	29,602	(37,484)		223,304
Other expense (income)	(5)	99,025	—	—	2,355	(d)	101,375
Interest expense	80,875	131,557	37,131	26,630	(106,874	)(a)	212,619
					56,019	(a)
					5,199	(a)
					(26,049	)(a)
					23,067	(a)
					(8,016	)(d)
					(37,131	)(d)
					8,823	(d)
					9,336	(d)
					(26,441	)(d)
					22,881	(d)
					16,106	(d)
					(494	)(e)
Equity in (earnings) loss of non-consolidated entities	(28,143)	175	(3,358)	(3,564)	—		(34,890)
Investment (income) expense	(9,602)	—	—	10,590	(10,165	)(d)	(9,177)
Total other expense	43,125	230,757	33,773	33,656	(71,384)		269,927
Earnings (loss) before income taxes	137,254	(212,431)	(1,292)	(4,054)	33,900		(46,623)
Income tax provision (benefit)	54,560	2,451	(500)	(26)	(30,612	)(c)	17,666
					(8,207	)(d)
Net earnings (loss)	$82,694	$(214,882)	$(792)	$(4,028)	$72,719		$(64,289)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED DECEMBER 31, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Nordic
	Historical	Historical	Historical	Historical
	Three Months Ended	Two Months Ended	81 days Ended	Three Months Ended	Pro Forma		AMC
	December 31, 2016	November 30, 2016	December 20, 2016	December 31, 2016	Adjustments		Pro Forma
Note (5)

Revenues	$926,096	$188,242	$149,668	$104,621	(291	)(d)	$1,347,752
					(5,979	)(d)
					(6,125	)(e)
					(8,480	)(e)
Cost of operations	604,854	111,410	108,647	65,453	(3,809	)(e)	882,126
					(4,429	)(e)
Rent	136,156	29,706	22,308	9,734	1,094	(d)	195,031
					958	(d)
					(1,220	)(d)
					116	(d)
					(647	)(d)
					(1,145	)(e)
					(2,029	)(e)
General and administrative:
Merger, acquisition and transaction costs	32,782	4,345	35,515	96	(32,782	)(b)	—
					(4,345	)(b)
					(35,515	)(b)
					(96	)(b)
Other	31,784	8,009	11,132	4,416	(576	)(d)	54,765
Depreciation and amortization	82,497	13,678	13,003	4,287	6,768	(d)	129,534
					7,631	(d)
					2,652	(d)
					(603	)(e)
					(379	)(e)
Impairment of long-lived assets	5,544	521	—	1,326	—		7,391
Operating costs and expenses	893,617	167,669	190,605	85,312	(68,356)		1,268,847
Operating income (loss)	32,479	20,573	(40,937)	19,309	47,481		78,905
Other expense (income)	(441)	(11,049)	—	—	466	(d)	(11,024)
Interest expense	40,662	42,745	11,707	6,889	(37,972	)(a)	80,257
					18,674	(a)
					1,733	(a)
					(8,684	)(a)
					7,688	(a)
					(907	)(a)
					(1,268	)(d)
					(11,707	)(d)
					2,497	(d)
					2,680	(d)
					(6,718	)(d)
					7,627	(d)
					4,773	(d)
					(162	)(e)
Equity in (earnings) loss of non-consolidated entities	(19,575)	259	(1,305)	(2,567)	—		(23,188)
Investment (income) expense	(552)	—	—	(1,209)	1,314	(d)	(447)
Total other expense	20,094	31,955	10,402	3,113	(19,966)		45,598
Earnings (loss) before income taxes	12,385	(11,382)	(51,339)	16,196	67,447		33,307
Income tax provision (benefit)	(16,588)	(667)	(14,206)	4,354	13,343	(c)	(15,776)
					(2,012	)(d)
Net earnings (loss)	$28,973	$(10,715)	$(37,133)	$11,842	$56,116		$49,083

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

(dollars in thousands, except per share data)

	AMC	Odeon	Carmike	Carmike	Nordic
	Historical	Historical	Historical	Historical	Historical
	Year Ended	Eleven Months Ended	Nine Months Ended	81 days Ended	Year Ended	Pro Forma		AMC
	December 31, 2016	November 30, 2016	September 30, 2016	December 20, 2016	December 31, 2016	Adjustments		Pro Forma
Note (5)

Revenues	$3,235,846	$961,919	$620,592	$149,668	$360,531	(1,167	)(d)	$5,256,450
						(11,709	)(d)
						(23,583	)(e)
						(35,647	)(e)
Cost of operations	2,105,124	625,374	423,744	108,647	232,011	(14,922	)(e)	3,455,848
						(24,130	)(e)
Rent	505,463	155,175	79,381	22,308	39,286	9,101	(d)	796,292
						3,835	(d)
						(4,880	)(d)
						550	(d)
						(2,780	)(d)
						(4,451	)(e)
						(6,696	)(e)
General and administrative:
Merger, acquisition and transaction costs	47,895	14,145	14,453	35,515	96	(46,353	)(b)	1,716
						(13,971	)(b)
						(49,968	)(b)
						(96	)(b)
Other	90,719	43,183	22,269	11,132	18,859	(1,144	)(d)	185,018
Depreciation and amortization	268,243	84,321	45,594	13,003	20,046	35,035	(d)	505,009
						33,461	(d)
						9,288	(d)
						(2,487	)(e)
						(1,495	)(e)
Impairment of long-lived assets	5,544	823	2,669	—	1,322	—		10,358
Operating costs and expenses	3,022,988	923,021	588,110	190,605	311,620	(82,103)		4,954,241
Operating income (loss)	212,858	38,898	32,482	(40,937)	48,911	9,997		302,209
Other expense (income)	(446)	87,976	—	—	—	2,821	(d)	90,351
Interest expense	121,537	174,302	37,131	11,707	33,519	(144,846	)(a)	292,876
						74,693	(a)
						6,932	(a)
						(34,733	)(a)
						30,755	(a)
						(907	)(a)
						(9,284	)(d)
						(48,838	)(d)
						11,320	(d)
						12,016	(d)
						(33,159	)(d)
						30,508	(d)
						20,879	(d)
						(656	)(e)
Equity in (earnings) loss of non-consolidated entities	(47,718)	434	(3,358)	(1,305)	(6,131)	—		(58,078)
Investment (income) expense	(10,154)	—	—	—	9,381	(8,851	)(d)	(9,624)
Total other expense	63,219	262,712	33,773	10,402	36,769	(91,350)		315,525
Earnings (loss) before income taxes	149,639	(223,814)	(1,291)	(51,339)	12,142	101,347		(13,316)
Income tax provision (benefit)	37,972	1,784	(500)	(14,206)	4,328	(17,269	)(c)	1,890
						(10,219	)(d)
Net earnings (loss)	$111,667	$(225,598)	$(791)	$(37,133)	$7,814	$128,835		$(15,206)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2017

(dollars in thousands, except per share data)

	AMC	Nordic
	Historical	Historical
	Three Months Ended	Three Months Ended	Pro Forma		AMC
	March 31, 2017	March 31, 2017	Adjustments		Pro Forma
			Note (5)

Revenues	$1,281,413	$94,850	(2,544	)(f)	$1,359,344
			32	(d)
			(6,384	)(e)
			(8,023	)(e)
Cost of operations	835,756	59,418	(2,030	)(f)	883,779
			(3,950	)(e)
			(5,415	)(e)
Rent	190,424	9,562	(446	)(f)	196,539
			39	(d)
			(652	)(d)
			(1,007	)(e)
			(1,381	)(e)
General and administrative:
Merger, acquisition and transaction costs	40,206	3,162	(3,162	)(b)	23,011
			(17,195	)(b)
Other	34,409	4,553	(52	)(f)	38,910
Depreciation and amortization	125,305	4,919	(172	)(f)	131,931
			2,107	(d)
			(226	)(e)
			(2	)(e)
Impairment of long-lived assets	—	—	—		—
Operating costs and expenses	1,226,100	81,614	(33,544)		1,274,170
Operating income	55,313	13,236	16,625		85,174
Other expense (income)	(2,701)	—	—		(2,701)
Interest expense	62,141	15,033	(69	)(f)	72,649
			(14,886	)(d)
			6,441	(d)
			4,032	(d)
			(43	)(e)
Equity in (earnings) loss of non-consolidated entities	2,314	(1,813)	—		501
Investment (income) expense	(5,608)	(45)	116	(d)	(5,537)
Total other expense	56,146	13,175	(4,409)		64,912
Earnings (loss) before income taxes	(833)	61	21,034		20,262
Income tax provision (benefit)	(9,230)	1,180	5,777	(c)	(5,149)
			(2,928	)(d)
			52	(f)
Net earnings (loss)	$8,397	$(1,119)	$18,133		$25,411

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Certain conforming reclassifications for the historical three months ended March 31, 2017 have been made to conform with our presentation for the three months ended June 30, 2017.

Unaudited interim and year to date pro forma condensed combined statements of operations by segment for 2016 and 2017 are as follows:

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED MARCH 31, 2016

(dollars in thousands, except per share data)

	AMC	Carmike					Odeon	Nordic
	Historical	Historical	Historical	U.S. Markets			Historical	Historical	Historical	International Markets
	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma
	March 31, 2016	March 31, 2016	International Theatre	Adjustments		U.S. Markets	March 31, 2016	March 31, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$766,017	$206,188	$(1,786)	$(292	)(d)	$955,745	$297,309	$105,466	$1,786	(2,272	)(d)	$402,289
				(5,559	)(e)
				(8,823	)(e)
Cost of operations	498,632	136,943	(1,495)	(3,609	)(e)	624,261	186,532	64,547	1,495	—		252,574
				(6,210	)(e)
Rent	124,584	25,878	(492)	959	(d)	147,192	43,368	9,990	492	509	(d)	53,788
				(1,220	)(d)					145	(d)
				(1,014	)(e)					(716	)(d)
				(1,503	)(e)
General and administrative:
Merger, acquisition and transaction costs	4,604	3,752	—	(3,062	)(b)	1,542	448	—	—	(345	)(b)	103
				(3,752	)(b)					—
Other	18,516	8,570	—	—		27,086	10,932	5,346	—	—	(d)	16,278
Depreciation and amortization	60,430	15,157	(14)	8,651	(d)	83,147	22,920	5,064	14	10,142	(d)	40,493
				(706	)(e)					2,353	(d)
				(371	)(e)
Impairment of long-lived assets	—	280	—	—		280	—	—	—	—		—
Operating costs and expenses	706,766	190,580	(2,001)	(11,837)		883,508	264,200	84,947	2,001	12,088		363,236
Operating income (loss)	59,251	15,608	215	(2,837)		72,237	33,109	20,519	(215)	(14,360)		39,053
Other expense (income)	26	—	—	—		26	42,935	—	—	242	(d)	43,177
Interest expense	27,062	12,386	—	18,673	(a)	65,504	45,221	10,209	—	(36,312	)(a)	5,978
				1,733	(a)					(3,284	)(d)
				(8,683	)(a)					(9,856	)(d)
				7,689	(a)
				(12,386	)(d)
				2,941	(d)
				3,112	(d)
				7,627	(d)
				5,516	(d)
				(166	)(e)
Equity in (earnings) loss of non-consolidated entities	(4,264)	(414)	—	—		(4,678)	84	(1,872)	—	—		(1,788)
Investment (income) expense	(9,954)	—	—	—		(9,954)	—	1,537	—	(1,968	)(d)	(431)
Total other expense	12,870	11,972	—	26,056		50,898	88,240	9,874	—	(51,178)		46,936
Earnings (loss) before income taxes	46,381	3,636	215	(28,893)		21,339	(55,131)	10,645	(215)	36,818		(7,883)
Income tax provision (benefit)	18,090	1,411	—	(11,268	)(c)	8,233	611	2,579	—	(2,702	)(d)	488

Net earnings (loss)	$28,291	$2,225	$215	$(17,625)		$13,106	$(55,742)	$8,066	$(215)	$39,520		$(8,371)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED JUNE 30, 2016

(dollars in thousands, except per share data)

	AMC	Carmike					Odeon	Nordic
	Historical	Historical	Historical	U.S. Markets			Historical	Historical	Historical	International Markets
	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma
	June 30, 2016	June 30, 2016	International Theatre	Adjustments		U.S. Markets	June 30, 2016	June 30, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$763,962	$204,674	$(1,472)	$(292	)(d)	$951,877	$224,907	$66,442	$1,472	(1,400	)(d)	$291,421
				(5,845	)(e)
				(9,150	)(e)
Cost of operations	497,066	140,260	(1,394)	(3,737	)(e)	625,441	154,429	48,858	1,394	—		204,681
				(6,754	)(e)
Rent	122,819	26,876	(469)	959	(d)	146,244	39,860	9,645	469	5,025	(d)	54,409
				(1,220	)(d)					147	(d)
				(1,147	)(e)					(737	)(d)
				(1,574	)(e)
General and administrative:
Merger, acquisition and transaction costs	5,548	3,856	—	(5,548	)(b)	—	9,147	—	—	(9,147	)(b)	—
				(3,856	)(b)
Other	20,634	7,565	—	—		28,199	13,325	4,217	—	(568	)(d)	16,974
Depreciation and amortization	62,291	15,311	(8)	8,497	(d)	85,128	23,085	5,426	8	10,453	(d)	41,166
				(591	)(e)					2,194	(d)
				(372	)(e)
Impairment of long-lived assets	—	1,980	—	—		1,980	158	—	—	—		158
Operating costs and expenses	708,358	195,848	(1,871)	(15,343)		886,992	240,004	68,146	1,871	7,367		317,388
Operating income (loss)	55,604	8,826	399	56		64,885	(15,097)	(1,704)	(399)	(8,767)		(25,967)
Other expense (income)	(110)	—	—	—		(110)	31,564	—	—	1,373	(d)	32,937
Interest expense	27,035	12,382	—	18,673	(a)	65,492	44,948	8,511	—	(36,013	)(a)	5,508
				1,733	(a)					(3,241	)(d)
				(8,683	)(a)					(8,697	)(d)
				7,689	(a)
				(12,382	)(d)
				2,941	(d)
				3,112	(d)
				7,627	(d)
				5,530	(d)
				(165	)(e)
Equity in (earnings) loss of non-consolidated entities	(11,849)	(1,101)	—	—		(12,950)	261	(189)	—	—		72
Investment (income) expense	176	—	—	—		176	—	4,078	—	(3,659	)(d)	419
Total other expense	15,252	11,281	—	26,075		52,608	76,773	12,400	—	(50,237)		38,936
Earnings (loss) before income taxes	40,352	(2,455)	399	(26,019)		12,277	(91,870)	(14,104)	(399)	41,470		(64,903)
Income tax provision (benefit)	16,385	(857)	—	(10,147	)(c)	5,381	(1,274)	(2,780)	—	(2,671	)(d)	(6,725)

Net earnings (loss)	$23,967	$(1,598)	$399	$(15,872)		$6,896	$(90,596)	$(11,324)	$(399)	$44,141		$(58,178)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

SIX MONTHS ENDED JUNE 30, 2016

(dollars in thousands, except per share data)

	AMC	Carmike					Odeon	Nordic
	Historical	Historical	Historical	U.S. Markets			Historical	Historical	Historical	International Markets
	Six Months Ended	Six Months Ended	Legacy AMC	Pro Forma		Pro Forma	Six Months Ended	Six Months Ended	Legacy AMC	Pro Forma		Pro Forma
	June 30, 2016	June 30, 2016	International Theatre	Adjustments		U.S. Markets	June 30, 2016	June 30, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$1,529,979	$410,862	$(3,258)	$(584	)(d)	$1,907,622	$522,216	$171,908	$3,258	$(3,672	)(d)	$693,710
				(11,404	)(e)
				(17,973	)(e)
Cost of operations	995,698	277,203	(2,889)	(7,346	)(e)	1,249,702	340,961	113,405	2,889	—		457,255
				(12,964	)(e)
Rent	247,403	52,754	(961)	1,918	(d)	293,436	83,228	19,635	961	5,534	(d)	108,197
				(2,440	)(d)					292	(d)
				(2,161	)(e)					(1,453	)(d)
				(3,077	)(e)
General and administrative:
Merger, acquisition and transaction costs	10,152	7,608	—	(8,610	)(b)	1,542	9,595	—	—	(9,492	)(b)	103
				(7,608	)(b)
Other	39,150	16,135	—	—		55,285	24,257	9,563	—	(568	)(d)	33,252
Depreciation and amortization	122,721	30,468	(22)	17,148	(d)	168,275	46,005	10,490	22	20,595	(d)	81,659
				(1,297	)(e)					4,547	(d)
				(743	)(e)
Impairment of long-lived assets	—	2,260	—	—		2,260	158	—	—	—		158
Operating costs and expenses	1,415,124	386,428	(3,872)	(27,180)		1,770,500	504,204	153,093	3,872	19,455		680,624
Operating income (loss)	114,855	24,434	614	(2,781)		137,122	18,012	18,815	(614)	(23,127)		13,086
Other expense (income)	(84)	—	—	—		(84)	74,499	—	—	1,615	(d)	76,114
Interest expense	54,097	24,768	—	37,346	(a)	130,996	90,169	18,720	—	(72,325	)(a)	11,486
				3,466	(a)					(6,525	)(d)
				(17,366	)(a)					(18,553	)(d)
				15,378	(a)
				(24,768	)(d)
				5,882	(d)
				6,224	(d)
				15,254	(d)
				11,046	(d)
				(331	)(e)
Equity in (earnings) loss of non-consolidated entities	(16,113)	(1,515)	—	—		(17,628)	345	(2,061)	—	—		(1,716)
Investment (income) expense	(9,778)	—	—	—		(9,778)	—	5,615	—	(5,627	)(d)	(12)
Total other expense	28,122	23,253	—	52,131		103,506	165,013	22,274	—	(101,415)		85,872
Earnings (loss) before income taxes	86,733	1,181	614	(54,912)		33,616	(147,001)	(3,459)	(614)	78,288		(72,786)
Income tax provision (benefit)	34,475	554	—	(21,415	)(c)	13,614	(663)	(201)	—	(5,373	)(d)	(6,237)

Net earnings (loss)	$52,258	$627	$614	$(33,497)		$20,002	$(146,338)	$(3,258)	$(614)	$83,661		$(66,549)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED SEPTMEBER 30, 2016

(dollars in thousands, except per share data)

	AMC	Carmike					Odeon	Nordic
	Historical	Historical	Histrical	U.S. Markets			Historical	Historical	Historical	International Markets
	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma	Three Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma
	September 30, 2016	September 30, 2016	International Theatre	Adjustments		U.S. Markets	September 30, 2016	September 30, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$779,771	$209,730	$(1,513)	$(292	)(d)	$972,448	$251,461	$84,002	$1,513	(2,058	)(d)	$334,918
				(6,054	)(e)
				(9,194	)(e)
Cost of operations	504,572	146,542	(1,314)	(3,767	)(e)	639,296	173,002	53,153	1,314	—		227,469
				(6,737	)(e)
Rent	121,904	26,627	(428)	959	(d)	145,107	42,241	9,917	428	2,473	(d)	54,521
				(1,220	)(d)					142	(d)
				(1,145	)(e)					(680	)(d)
				(1,590	)(e)
General and administrative:
Merger, acquisition and transaction costs	4,961	6,845	—	(4,961	)(b)	—	205	—	—	(134	)(b)	71
				(6,845	)(b)
Other	19,785	6,134	—	—		25,919	10,917	4,880	—	—		15,797
Depreciation and amortization	63,025	15,126	(4)	8,682	(d)	85,869	24,638	5,269	4	7,672	(d)	39,672
				(587	)(e)					2,089	(d)
				(373	)(e)
Impairment of long-lived assets	—	409	—	—		409	144	(4)	—	—		140
Operating costs and expenses	714,247	201,683	(1,746)	(17,584)		896,600	251,147	73,215	1,746	11,562		337,670
Operating income (loss)	65,524	8,047	233	2,044		75,848	314	10,787	(233)	(13,620)		(2,752)
Other expense (income)	79	—	—	—		79	24,526	—	—	740	(d)	25,266
Interest expense	26,778	12,363	—	18,673	(a)	64,767	41,388	7,910	—	(34,549	)(a)	5,370
				1,733	(a)					(1,491	)(d)
				(8,683	)(a)					(7,888	)(d)
				7,689	(a)
				(12,363	)(d)
				2,941	(d)
				3,112	(d)
				7,627	(d)
				5,060	(d)
				(163	)(e)
Equity in (earnings) loss of non-consolidated entities	(12,030)	(1,843)	—	—		(13,873)	(170)	(1,503)	—	—		(1,673)
Investment (income) expense	176	—	—	—		176	—	4,975	—	(4,538	)(d)	437
Total other expense	15,003	10,520	—	25,626		51,149	65,744	11,382	—	(47,726)		29,400
Earnings (loss) before income taxes	50,521	(2,473)	233	(23,582)		24,699	(65,430)	(595)	(233)	34,106		(32,152)
Income tax provision (benefit)	20,085	(1,054)	—	(9,197	)(c)	9,834	3,114	175	—	(2,834	)(d)	455

Net earnings (loss)	$30,436	$(1,419)	$233	$(14,385)		$14,865	$(68,544)	$(770)	$(233)	$36,940		$(32,607)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

NINE MONTHS ENDED SEPTEMBER 30, 2016

(dollars in thousands, except per share data)

	AMC	Carmike					Odeon	Nordic
	Historical	Historical	Historical	U.S. Markets			Historical	Historical	Historical	International Markets
	Nine Months Ended	Nine Months Ended	Legacy AMC	Pro Forma		Pro Forma	Nine Months Ended	Nine Months Ended	Legacy AMC	Pro Forma		Pro Forma
	September 30, 2016	September 30, 2016	International Theatre	Adjustments		U.S. Markets	September 30, 2016	September 30, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$2,309,750	$620,592	$(4,771)	$(876	)(d)	$2,880,070	$773,677	$255,910	$4,771	$(5,730	)(d)	$1,028,628
				(17,458	)(e)
				(27,167	)(e)
Cost of operations	1,500,270	423,745	(4,203)	(11,113	)(e)	1,888,998	513,963	166,558	4,203	—		684,724
				(19,701	)(e)
Rent	369,307	79,381	(1,389)	2,877	(d)	438,543	125,469	29,552	1,389	8,007	(d)	162,718
				(3,660	)(d)					434	(d)
				(3,306	)(e)					(2,133	)(d)
				(4,667	)(e)
General and administrative:
Merger, acquisition and transaction costs	15,113	14,453	—	(13,571	)(b)	1,542	9,800	—	—	(9,626	)(b)	174
				(14,453	)(b)
Other	58,935	22,269	—	—		81,204	35,174	14,443	—	(568	)(d)	49,049
Depreciation and amortization	185,746	45,594	(26)	25,830	(d)	254,144	70,643	15,759	26	28,267	(d)	121,331
				(1,884	)(e)					6,636	(d)
				(1,116	)(e)
Impairment of long-lived assets	—	2,669	—	—		2,669	302	(4)	—	—		298
Operating costs and expenses	2,129,371	588,111	(5,618)	(44,764)		2,667,100	755,351	226,308	5,618	31,017		1,018,294
Operating income (loss)	180,379	32,481	847	(737)		212,970	18,326	29,602	(847)	(36,747)		10,334
Other expense (income)	(5)	—	—	—		(5)	99,025	—	—	2,355	(d)	101,380
Interest expense	80,875	37,131	—	56,019	(a)	195,763	131,557	26,630	—	(106,874	)(a)	16,856
				5,199	(a)					(8,016	)(d)
				(26,049	)(a)					(26,441	)(d)
				23,067	(a)
				(37,131	)(d)
				8,823	(d)
				9,336	(d)
				22,881	(d)
				16,106	(d)
				(494	)(e)
Equity in (earnings) loss of non-consolidated entities	(28,143)	(3,358)	—	—		(31,501)	175	(3,564)	—	—		(3,389)
Investment (income) expense	(9,602)	—	—	—		(9,602)	—	10,590	—	(10,165	)(d)	425
Total other expense	43,125	33,773	—	77,757		154,655	230,757	33,656	—	(149,141)		115,272
Earnings (loss) before income taxes	137,254	(1,292)	847	(78,494)		58,315	(212,431)	(4,054)	(847)	112,394		(104,938)
Income tax provision (benefit)	54,560	(500)	—	(30,612	)(c)	23,448	2,451	(26)	—	(8,207	)(d)	(5,782)

Net earnings (loss)	$82,694	$(792)	$847	$(47,882)		$34,867	$(214,882)	$(4,028)	$(847)	$120,601		$(99,156)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED DECEMBER 31, 2016

(dollars in thousands, except per share data)

	AMC	Carmike	Historical				Odeon	Nordic	Historical
	Historical	Historical	Odeon &	U.S. Markets			Historical	Historical	Odeon &	International Markets
	Three Months Ended	81 days Ended	Legacy AMC	Pro Forma		Pro Forma	Two Months Ended	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma
	December 31, 2016	December 20, 2016	International Theatre	Adjustments		U.S. Markets	November 30, 2016	September, 2016	International Theatre	Adjustments		International Markets
				Note (5)						Note (5)

Revenues	$926,096	$149,668	$(114,092)	$(291	)(d)	$946,776	$188,242	$104,621	$114,092	(5,979	)(d)	$400,976
				(6,125	)(e)
				(8,480	)(e)
Cost of operations	604,854	108,647	(71,764)	(3,809	)(e)	633,499	111,410	65,453	71,764	—		248,627
				(4,429	)(e)
Rent	136,156	22,308	(10,222)	958	(d)	144,806	29,706	9,734	10,222	1,094	(d)	50,225
				(1,220	)(d)					116	(d)
				(1,145	)(e)					(647	)(d)
				(2,029	)(e)
General and administrative:
Merger, acquisition and transaction costs	32,782	35,515	(815)	(31,967	)(b)	—	4,345	96	815	(5,160	)(b)	—
				(35,515	)(b)					(96	)(b)
Other	31,784	11,132	(3,922)	—		38,994	8,009	4,416	3,922	(576	)(d)	15,771
Depreciation and amortization	82,497	13,003	(12,092)	7,631	(d)	90,057	13,678	4,287	12,092	6,768	(d)	39,477
				(603	)(e)					2,652	(d)
				(379	)(e)
Impairment of long-lived assets	5,544	—	—	—		5,544	521	1,326	—	—		1,847
Operating costs and expenses	893,617	190,605	(98,815)	(72,507)		912,900	167,669	85,312	98,815	4,151		355,947
Operating income (loss)	32,479	(40,937)	(15,277)	57,611		33,876	20,573	19,309	15,277	(10,130)		45,029
Other expense (income)	(441)	—	17	—		(424)	(11,049)	—	(17)	466	(d)	(10,600)
Interest expense	40,662	11,707	(1,929)	18,674	(a)	74,652	42,745	6,889	1,929	(37,972	)(a)	5,605
				1,733	(a)					(1,268	)(d)
				(8,684	)(a)					(6,718	)(d)
				7,688	(a)
				(907	)(a)
				(11,707	)(d)
				2,497	(d)
				2,680	(d)
				7,627	(d)
				4,773	(d)
				(162	)(e)
Equity in (earnings) loss of non-consolidated entities	(19,575)	(1,305)	460	—		(20,420)	259	(2,567)	(460)	—		(2,768)
Investment (income) expense	(552)	—	—	—		(552)	—	(1,209)	—	1,314	(d)	105
Total other expense	20,094	10,402	(1,452)	24,212		53,256	31,955	3,113	1,452	(44,178)		(7,658)
Earnings (loss) before income taxes	12,385	(51,339)	(13,825)	33,399		(19,380)	(11,382)	16,196	13,825	34,048		52,687
Income tax provision (benefit)	(16,588)	(14,206)	2,591	13,343	(c)	(14,860)	(667)	4,354	(2,591)	(2,012	)(d)	(916)

Net earnings (loss)	$28,973	$(37,133)	$(16,416)	$20,056		$(4,520)	$(10,715)	$11,842	$16,416	$36,060		$53,603

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

YEAR ENDED DECEMBER 31, 2016

(dollars in thousands, except per share data)

	AMC	Carmike	Carmike	Historical				Odeon	Nordic	Historical
	Historical	Historical	Historical	Odeon &	U.S. Markets			Historical	Historical	Odeon &	International Markets
	Year Ended	Nine Months Ended	81 days Ended	Legacy AMC	Pro Forma		Pro Forma	Eleven Months Ended	Year Ended	Legacy AMC	Pro Forma		Pro Forma
	December 31, 2016	September 30, 2016	December 20, 2016	International Theatre	Adjustments		U.S. Markets	November 30, 2016	December 31, 2016	International Theatre	Adjustments		International Markets
					Note (5)						Note (5)

Revenues	$3,235,846	$620,592	$149,668	$(118,863)	$(1,167)	(d)	$3,826,846	$961,919	$360,531	$118,863	(11,709)	(d)	$1,429,604
					(23,583)	(e)
					(35,647)	(e)
Cost of operations	2,105,124	423,745	108,647	(75,967)	(14,922)	(e)	2,522,497	625,373	232,011	75,967	—		933,351
					(24,130)	(e)
Rent	505,463	79,381	22,308	(11,611)	3,835	(d)	583,349	155,175	39,286	11,611	9,101	(d)	212,943
					(4,880)	(d)					550	(d)
					(4,451)	(e)					(2,780)	(d)
					(6,696)	(e)
General and administrative:
Merger, acquisition and transaction costs	47,895	14,453	35,515	(815)	(45,538)	(b)	1,542	14,145	96	815	(14,786)	(b)	174
					(49,968)	(b)					(96)	(b)
Other	90,719	22,269	11,132	(3,922)	—		120,198	43,183	18,859	3,922	(1,144)	(d)	64,820
Depreciation and amortization	268,243	45,594	13,003	(12,118)	33,461	(d)	344,201	84,321	20,046	12,118	35,035	(d)	160,808
					(2,487)	(e)					9,288	(d)
					(1,495)	(e)
Impairment of long-lived assets	5,544	2,669	—	—	—		8,213	823	1,322	—	—		2,145
Operating costs and expenses	3,022,988	588,111	190,605	(104,433)	(117,271)		3,580,000	923,020	311,620	104,433	35,168		1,374,241
Operating income (loss)	212,858	32,481	(40,937)	(14,430)	56,874		246,846	38,899	48,911	14,430	(46,877)		55,363
Other expense (income)	(446)	—	—	17	—		(429)	87,976	—	(17)	2,821	(d)	90,780
Interest expense	121,537	37,131	11,707	(1,929)	74,693	(a)	270,415	174,302	33,519	1,929	(144,846)	(a)	22,461
					6,932	(a)					(9,284)	(d)
					(34,733)	(a)					(33,159)	(d)
					30,755	(a)
					(907)	(a)
					(48,838)	(d)
					11,320	(d)
					12,016	(d)
					30,508	(d)
					20,879	(d)
					(656)	(e)
Equity in (earnings) loss of non-consolidated entities	(47,718)	(3,358)	(1,305)	460	—		(51,921)	434	(6,131)	(460)	—		(6,157)
Investment (income) expense	(10,154)	—	—	—	—		(10,154)	—	9,381	—	(8,851)	(d)	530
Total other expense	63,219	33,773	10,402	(1,452)	101,969		207,911	262,712	36,769	1,452	(193,319)		107,614
Earnings (loss) before income taxes	149,639	(1,292)	(51,339)	(12,978)	(45,095)		38,935	(223,813)	12,142	12,978	146,442		(52,251)
Income tax provision (benefit)	37,972	(500)	(14,206)	2,591	(17,269)	(c)	8,588	1,784	4,328	(2,591)	(10,219)	(d)	(6,698)
Net earnings (loss)	$111,667	$(792)	$(37,133)	$(15,569)	$(27,826)		$30,347	$(225,597)	$7,814	$15,569	$156,661		$(45,553)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMC ENTERTAINMENT HOLDINGS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS BY SEGMENT

THREE MONTHS ENDED MARCH 31, 2017

(dollars in thousands, except per share data)

	AMC	Historical				Historical	Nordic
	Historical	Nordic, Odeon &	U.S. Markets			Nordic, Odeon &	Historical	International Markets
	Three Months Ended	Legacy AMC	Pro Forma		Pro Forma	Legacy AMC	Three Months Ended	Pro Forma		Pro Forma
	March 31, 2017	International Theatre	Adjustments		U.S. Markets	International Theatre	March 31, 2017	Adjustments		International Markets
			Note (5)					Note (5)

Revenues	$1,281,413	(289,283)	(6,384)	(e)	$977,723	$289,283	$94,850	(2,544)	(f)	$381,621
			(8,023)	(e)				32	(d)
Cost of operations	835,756	(182,845)	(3,950)	(e)	643,546	182,845	59,418	(2,030)	(f)	240,233
			(5,415)	(e)
Rent	190,424	(41,916)	(1,007)	(e)	146,120	41,916	9,562	(446)	(f)	50,419
			(1,381)	(e)				39	(d)
								(652)	(d)
General and administrative:
Merger, acquisition and transaction costs	40,206	—	(17,195)	(b)	23,011	—	3,162	(3,162)	(b)	—
			—
Other	34,409	(11,730)	—		22,679	11,730	4,553	(52)	(f)	16,231
Depreciation and amortization	125,305	(28,557)	(226)	(e)	96,520	28,557	4,919	(172)	(f)	35,411
			(2)	(e)				2,107	(d)
Impairment of long-lived assets	—	—	—		—		—			—
Operating costs and expenses	1,226,100	(265,048)	(29,176)		931,876	265,048	81,614	(4,368)		342,294
Operating income	55,313	(24,235)	14,769		45,847	24,235	13,236	1,856		39,327
Other expense (income)	(2,701)	—	—		(2,701)	—	—			—
Interest expense	62,141	(6,183)	6,441	(d)	66,388	6,183	15,033	(69)	(f)	6,261
			4,032	(d)				(14,886)	(d)
			(43)	(e)
Equity in (earnings) loss of non-consolidated entities	2,314	19	—		2,333	(19)	(1,813)			(1,832)
Investment (income) expense	(5,608)	265	—		(5,343)	(265)	(45)	116	(d)	(194)
Total other expense	56,146	(5,899)	10,430		60,677	5,899	13,175	(14,839)		4,235
Earnings (loss) before income taxes	(833)	(18,336)	4,339		(14,830)	18,336	61	16,695		35,092
Income tax provision (benefit)	(9,230)	(1,105)	5,777	(c)	(4,558)	1,105	1,180	52	(f)	(591)
								(2,928)	(d)
Net earnings (loss)	$8,397	$(17,231)	$(1,438)		$(10,272)	$17,231	$(1,119)	$19,571		$35,683

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Certain conforming reclassifications for the historical three months ended March 31, 2017 have been made to conform with our presentation for the three months ended June 30, 2017.

5. Pro Forma Adjustments (dollars in thousands)

The accompanying unaudited pro forma condensed combined financial statements have been prepared as if the Odeon Acquisition, the Carmike Acquisition, the Nordic Acquisition, the Financings, the Theatre Divestitures and the 2017 Equity Offering were completed on January 1, 2016 for statement of operations purposes.

(a)           Adjustments to interest expense and other expense have been made to reflect the elimination of the Odeon Shareholder Loans due 2019 and refinancing of the Odeon 9% Senior Secured Note GBP due 2018 and the Floating Rate Senior Secured Note due 2018 as follows:

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017
Eliminate historical interest expense for amounts extinguished for Odeon Indebtedness	$(36,312)	$(36,013)	$(72,325)	$(34,549)	$(106,874)	$(37,972)	$(144,846)	$—
Cash interest on new indebtedness incurred	18,673	18,673	37,346	18,673	56,019	18,674	74,693	—
Amortization of deferred charges on new indebtedness incurred	1,733	1,733	3,466	1,733	5,199	1,733	6,932	—
Eliminate historical interest on Term Loans due 2022	(8,683)	(8,683)	(17,366)	(8,683)	(26,049)	(8,684)	(34,733)	—
Interest on Term Loans due 2022 based on amended pricing	7,689	7,689	15,378	7,689	23,067	7,688	30,755	—
Eliminate historical interest on bridge loan	—	—	—	—	—	(907)	(907)	—

b)           Adjustment to remove the non-recurring direct incremental costs of the Odeon Acquisition, the Carmike Acquisition and the Nordic Acquisition which are reflected in the historical financial statements of the Company, Odeon, Carmike and Nordic.

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017
Remove the Company’s costs (including $815K for 1 month Odeon Q4-16)	$(3,062)	$(5,548)	$(8,610)	$(4,961)	$(13,571)	$(32,782)	$(46,353)	$(17,195)
Remove Odeon’s costs	(345)	(9,147)	(9,492)	(134)	(9,626)	(4,345)	(13,971)	—
Remove Carmike’s costs	(3,752)	(3,856)	(7,608)	(6,845)	(14,453)	(35,515)	(49,968)	—
Remove Nordic’s costs	—	—	—	—	—	(96)	(96)	(3,162)

(c)           Adjustment to record tax benefit in U.S. tax jurisdictions for Carmike and the Company at the Company’s effective income tax rate of 39%. Income and expenses recorded historically by Odeon were not significantly tax effected in foreign jurisdictions as a result of available unrecorded deferred tax assets including net operating loss carryforwards. As a result pro forma adjustments do not result in significant amounts of additional income tax expense or benefit in these foreign jurisdictions.

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017
Record tax effect in U.S. tax jurisdiction	$(11,268)	$(10,147)	$(21,415)	$(9,197)	$(30,612)	$13,343	$(17,269)	$5,777

(d)           Adjustment to Odeon expenses as a result of adjustments to fair value.

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017

Rent (1)	$509	$5,025	$5,534	$2,473	$8,007	$1,094	$9,101	$—
Depreciation and amortization	10,142	10,453	20,595	7,672	28,267	6,768	35,035	—
Eliminate non-recurring direct incremental costs of the Odeon acquisition for share-based compensation expense related to the Junior LTIP	—	(568)	(568)	—	(568)	(576)	(1,144)	—
Eliminate deferred gain amortization	242	1,373	1,615	740	2,355	466	2,821	—
Interest Expense for capital and financing lease obligations primarily due to a lower incremental borrowing rate upon re-measurement	(3,284)	(3,241)	(6,525)	(1,491)	(8,016)	(1,268)	(9,284)	—

(1) Detail of Odeon rent adjustments above:

Unfavorable lease amortization	$(2,332)	$585	(1,747)	$(975)	$(2,722)	$(694)	$(3,416)	$—
Incremental financing lease obligation ground rent	619	667	1,286	777	2,063	568	2,631	—
Eliminate deferred rent credit from landlord incentives	1,889	3,440	5,329	2,338	7,667	887	8,554	—
Straight line rent expense	333	333	666	333	999	333	1,332	—
Total	$509	$5,025	$5,534	$2,473	$8,007	$1,094	$9,101	$—

Adjustment to Carmike revenues and expenses  as a result of adjustments to fair value.

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017
Revenues from Screenvision deferred revenues	$(292)	$(292)	$(584)	$(292)	$(876)	$(291)	$(1,167)	$—
Straight line rent expense	959	959	1,918	959	2,877	958	3,835	—
Unfavorable lease amortization	(1,220)	(1,220)	(2,440)	(1,220)	(3,660)	(1,220)	(4,880)	—
Depreciation and amortization	8,651	8,497	17,148	8,682	25,830	7,631	33,461	—
Remove Carmike historical interest expense	(12,386)	(12,382)	(24,768)	(12,363)	(37,131)	(11,707)	(48,838)	—
Interest expense on capital and financing lease obligations reflecting a lower incremental borrowing rate upon re-measurement	2,941	2,941	5,882	2,941	8,823	2,497	11,320	—
Interest expense on 6.0% Senior Secured Notes due 2023	3,112	3,112	6,224	3,112	9,336	2,680	12,016	—

Adjustment to Nordic revenues and expenses as a result of fair value.

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017
Revenues related to breakage income (adjustments are components of Other Revenues)	$(2,272)	$(1,400)	$(3,672)	$(2,058)	$(5,730)	$(5,979)	$(11,709)	$32
Straight line rent expense	145	147	292	142	434	116	550	39
Unfavorable lease amortization	(716)	(737)	(1,453)	(680)	(2,133)	(647)	(2,780)	(652)
Depreciation and amortization	2,353	2,194	4,547	2,089	6,636	2,652	9,288	2,107
Remove Nordic historical interest expense	(9,856)	(8,697)	(18,553)	(7,888)	(26,441)	(6,718)	(33,159)	(14,886)
Remove Nordic historical investment income	(1,968)	(3,659)	(5,627)	(4,538)	(10,165)	1,314	(8,851)	116
Interest expense on $475 million 6.125% Senior Subordinated Notes due 2027	7,627	7,627	15,254	7,627	22,881	7,627	30,508	6,441
Interest expense on £250 million 6.375% Senior Subordinated Notes due 2024	5,516	5,530	11,046	5,060	16,106	4,773	20,879	4,032
Income tax adjustment related to Nordic adjustments	(2,702)	(2,671)	(5,373)	(2,834)	(8,207)	(2,012)	(10,219)	(2,928)

(e)           Adjustment Relating to Department of Justice Proposed Divestitures

Adjustments to remove Carmike and AMC historical revenues and expenses for theatres in markets that must be divested in connection with the Department of Justice proposed final judgement whereby we expect to sell certain of our theatres and certain Carmike theatres are reflected in the pro forma financial statements as those planned disposals are identifiable and factually supportable at this time. We believe that the reasonably possible effects on the financial statements for the divestitures are as follows ($ in thousands):

	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	March 31,	June 30,	June 30,	September 30,	September 30,	December 31,	December 31,	March 31,
	2016	2016	2016	2016	2016	2016	2016	2017

AMC Theatres

Revenues	$(5,559)	$(5,845)	$(11,404)	$(6,054)	$(17,458)	$(6,125)	$(23,583)	$(6,384)
Cost of operations	(3,609)	(3,737)	(7,346)	(3,767)	(11,113)	(3,809)	(14,922)	(3,950)
Rent	(1,014)	(1,147)	(2,161)	(1,145)	(3,306)	(1,145)	(4,451)	(1,007)
Depreciation and amortization	(706)	(591)	(1,297)	(587)	(1,884)	(603)	(2,487)	(226)

Admissions	$3,271	$3,438	$6,709	$3,598	$10,307	$3,696	$14,003	$3,783
Food & beverage	2,131	2,237	4,368	2,306	6,674	2,228	8,902	2,372
Other	157	170	327	150	477	201	678	229
Total revenues (1)	$5,559	$5,845	$11,404	$6,054	$17,458	$6,125	$23,583	$6,384

Film exhibition costs	$1,778	$1,873	$3,651	$1,877	$5,528	$1,945	$7,473	$2,070
Food & beverage costs	246	261	507	274	781	266	1,047	271
Operating expense	1,585	1,603	3,188	1,616	4,804	1,598	6,402	1,609
Cost of operations (2)	$3,609	$3,737	$7,346	$3,767	$11,113	$3,809	$14,922	$3,950

Carmike Theatres

Revenues	$(8,823)	$(9,150)	$(17,973)	$(9,194)	$(27,167)	$(8,480)	$(35,647)	$(8,023)
Cost of operations	(6,210)	(6,754)	(12,964)	(6,737)	(19,701)	(4,429)	(24,130)	(5,415)
Rent	(1,503)	(1,574)	(3,077)	(1,590)	(4,667)	(2,029)	(6,696)	(1,381)
Depreciation and amortization	(371)	(372)	(743)	(373)	(1,116)	(379)	(1,495)	(2)
Interest expense	(166)	(165)	(331)	(163)	(494)	(162)	(656)	(43)

Admissions	$5,201	$5,413	$10,614	$5,450	$16,064	$4,834	$20,898	$4,730
Food & beverage	3,412	3,535	6,947	3,529	10,476	3,262	13,738	3,182
Other	210	202	412	215	627	384	1,011	111
Total revenues (3)	$8,823	$9,150	$17,973	$9,194	$27,167	$8,480	$35,647	$8,023

Film exhibition costs	$2,858	$3,129	$5,987	$3,026	$9,013	$2,640	$11,653	$2,562
Food & beverage costs	526	541	1,067	543	1,610	427	2,037	423
Operating expense	2,826	3,084	5,910	3,168	9,078	1,362	10,440	2,430
Cost of operations (4)	$6,210	$6,754	$12,964	$6,737	$19,701	$4,429	$24,130	$5,415

(f)     Adjustment to remove revenues and expenses incuded in the AMC historical period from the date of the Nordic Acquisition on March 28, 2017 through March 31, 2017.

The following segment pro forma financial data for 2016 and 2017 and Adjusted EBIDA have been reconciled to the unaudited interim and year to date pro forma condensed combined statements of operations for 2016 and 2017 and to the unaudited interim and year to date pro forma condensed combined statements of operations by operating segment.  See Note 5(d) and Note 5(e) for reconciliation of Revenues and Cost of Operations.

Segment pro forma financial data

Three Months ended March 31, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$595,690	$279,309	$874,999
Food & beverage	314,276	93,066	407,342
Other	45,779	29,914	75,693
Total revenues	955,745	402,289	1,358,034

Operating costs and expenses
Film exhibition costs	325,521	118,001	443,522
Food & beverage costs	42,679	21,291	63,970
Operating expense	256,061	113,282	369,343
Rent	147,192	53,788	200,980
General and administrative:
Merger, acquisition and transaction costs	1,542	103	1,645
Other	27,086	16,278	43,364
Depreciation & amortization	83,147	40,493	123,640
Impairment of long-lived assets	280	—	280
Operating costs and expenses	883,508	363,236	1,246,744
Operating income	72,237	39,053	111,290
Other expense (income)	26	43,177	43,203
Interest expense	65,504	5,978	71,482
Equity in earnings of non-consolidated entities	(4,678)	(1,788)	(6,466)
Investment (income) expense	(9,954)	(431)	(10,385)
Total other expense	50,898	46,936	97,834
Earnings (loss) before income taxes	21,339	(7,883)	13,456
Income tax provision	8,233	488	8.721
Net earnings (loss)	$13,106	$(8,371)	$4,735

Adjusted EBITDA	$180,565	$82,594	$263,159

Attendance	65,686	32,852	98,538
Average screens	8,050	2,719	10,769

Segment pro forma financial data

Three Months ended June 30, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$593,591	$189,927	$783,518
Food & beverage	312,836	70,209	383,045
Other	45,450	31,285	76,735
Total revenues	951,877	291,421	1,243,298

Operating costs and expenses
Film exhibition costs	327,761	77,666	405,427
Food & beverage costs	43,136	16,920	60,056
Operating expense	254,544	110,095	364,639
Rent	146,244	54,409	200,653
General and administrative:
Merger, acquisition and transaction costs	—	—	—
Other	28,199	16,974	45,173
Depreciation & amortization	85,128	41,166	126,294
Impairment of long-lived assets	1,980	158	2,138
Operating costs and expenses	886,992	317,388	1,204,380
Operating income (loss)	64,885	(25,967)	38,918
Other expense (income)	(110)	32,937	32,827
Interest expense	65,492	5,508	71,000
Equity in earnings (loss) of non-consolidated entities	(12,950)	72	(12,878)
Investment (income) expense	176	419	595
Total other expense	52,608	38,936	91,544
Earnings (loss) before income taxes	12,277	(64,903)	(52,626)
Income tax provision (benefit)	5,381	(6,725)	(1,344)
Net earnings (loss)	$6,896	$(58,178)	$(51,282)

Adjusted EBITDA	$158,929	$16,168	$175,097

Attendance	64,541	22,689	87,230
Average screens	8,018	2,725	10,743

Segment pro forma financial data

Six Months ended June 30, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$1,189,281	$469,236	$1,658,517
Food & beverage	627,112	163,275	790,387
Other	91,229	61,199	152,428
Total revenues	1,907,622	693,710	2,601,332

Operating costs and expenses
Film exhibition costs	653,282	195,667	848,949
Food & beverage costs	85,815	38,211	124,026
Operating expense	510,605	223,377	733,982
Rent	293,436	108,197	401,633
General and administrative:
Merger, acquisition and transaction costs	1,542	103	1,645
Other	55,285	33,252	88,537
Depreciation & amortization	168,275	81,659	249,934
Impairment of long-lived assets	2,260	158	2,418
Operating costs and expenses	1,770,500	680,624	2,451,124
Operating income	137,122	13,086	150,208
Other expense (income)	(84)	76,114	76,030
Interest expense	130,996	11,486	142,482
Equity in earnings of non-consolidated entities	(17,628)	(1,716)	(19,344)
Investment income	(9,778)	(12)	(9,790)
Total other expense	103,506	85,872	189,378
Earnings (loss) before income taxes	33,616	(72,786)	(39,170)
Income tax provision (benefit)	13,614	(6,237)	7,377
Net earnings (loss)	$20,002	$(66,549)	$(46,547)

Adjusted EBITDA	$339,494	$98,762	$438,256

Attendance	130,227	55,541	185,768
Average screens	8,034	2,722	10,756

Segment pro forma financial data

Three Months ended September 30, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$612,668	$225,549	$838,217
Food & beverage	319,691	83,476	403,167
Other	40,089	25,893	65,982
Total revenues	972,448	334,918	1,307,366

Operating costs and expenses
Film exhibition costs	323,431	94,708	418,139
Food & beverage costs	43,246	21,455	64,701
Operating expense	272,619	111,306	383,925
Rent	145,107	54,521	199,628
General and administrative:
Merger, acquisition and transaction costs	—	71	71
Other	25,919	15,797	41,716
Depreciation & amortization	85,869	39,672	125,541
Impairment of long-lived assets	409	140	549
Operating costs and expenses	896,600	337,670	1,234,270
Operating income (loss)	75,848	(2,752)	73,096
Other expense (income)	79	25,266	25,345
Interest expense	64,767	5,370	70,137
Equity in earnings of non-consolidated entities	(13,873)	(1,673)	(15,546)
Investment expense	176	437	613
Total other expense	51,149	29,400	80,549
Earnings (loss) before income taxes	24,699	(32,152)	(7,453)
Income tax provision	9,834	455	10,289
Net earnings (loss)	$14,865	$(32,607)	$(17,742)

Adjusted EBITDA	$175,119	$39,416	$214,535

Attendance	67,765	27,526	95,291
Average screens	7,958	2,719	10,677

Segment pro forma financial data

Nine Months ended September 30, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$1,801,949	$694,785	$2,496,734
Food & beverage	946,803	246,751	1,193,554
Other	131,318	87,092	218,410
Total revenues	2,880,070	1,028,628	3,908,698

Operating costs and expenses
Film exhibition costs	976,713	290,375	1,267,088
Food & beverage costs	129,061	59,666	188,727
Operating expense	783,224	334,683	1,117,907
Rent	438,543	162,718	601,261
General and administrative:
Merger, acquisition and transaction costs	1,542	174	1,716
Other	81,204	49,049	130,253
Depreciation & amortization	254,144	121,331	375,475
Impairment of long-lived assets	2,669	298	2,967
Operating costs and expenses	2,667,100	1,018,294	3,685,394
Operating income	212,970	10,334	223,304
Other expense (income)	(5)	101,380	101,375
Interest expense	195,763	16,856	212,619
Equity in earnings of non-consolidated entities	(31,501)	(3,389)	(34,890)
Investment (income) expense	(9,602)	425	(9,177)
Total other expense	154,655	115,272	269,927
Earnings (loss) before income taxes	58,315	(104,938)	(46,623)
Income tax provision (benefit)	23,448	(5,782)	17,666
Net earnings (loss)	$34,867	$(99,156)	$(64,289)

Adjusted EBITDA	$514,613	$138,178	$652,791

Attendance	197,992	83,067	281,059
Average screens	8,009	2,721	10,730

Segment pro forma financial data

Three Months ended December 31, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$595,120	$262,914	$858,034
Food & beverage	306,524	90,230	396,754
Other	45,132	47,832	92,964
Total revenues	946,776	400,976	1,347,752

Operating costs and expenses
Film exhibition costs	316,824	109,241	426,065
Food & beverage costs	40,178	21,166	61,344
Operating expense	276,497	118,220	394,717
Rent	144,806	50,225	195,031
General and administrative:
Merger, acquisition and transaction costs	—	—	—
Other	38,994	15,771	54,765
Depreciation & amortization	90,057	39,477	129,534
Impairment of long-lived assets	5,544	1,847	7,391
Operating costs and expenses	912,900	355,947	1,268,847
Operating income	33,876	45,029	78,905
Other income	(424)	(10,600)	(11,024)
Interest expense	74,652	5,605	80,257
Equity in earnings of non-consolidated entities	(20,420)	(2,768)	(23,188)
Investment (income) expense	(552)	105	(447)
Total other expense	53,256	(7,658)	45,598
Earnings (loss) before income taxes	(19,380)	52,687	33,307
Income tax benefit	(14,860)	(916)	(15,776)
Net earnings (loss)	$(4,520)	$53,603	$49,083

Adjusted EBITDA	$162,281	$88,891	$251,172

Attendance	67,202	31,011	98,213
Average screens	8,322	2,725	11,047

Segment pro forma financial data

Year ended December 31, 2016

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$2,397,069	$957,699	$3,354,768
Food & beverage	1,253,327	336,981	1,590,308
Other	176,450	134,924	311,374
Total revenues	3,826,846	1,429,604	5,256,450

Operating costs and expenses
Film exhibition costs	1,293,537	399,616	1,693,153
Food & beverage costs	169,239	80,832	250,071
Operating expense	1,059,721	452,903	1,512,624
Rent	583,349	212,943	796,292
General and administrative:
Merger, acquisition and transaction costs	1,542	174	1,716
Other	120,198	64,820	185,018
Depreciation & amortization	344,201	160,808	505,009
Impairment of long-lived assets	8,213	2,145	10,358
Operating costs and expenses	3,580,000	1,374,241	4,954,241
Operating income	246,846	55,363	302,209
Other expense (income)	(429)	90,780	90,351
Interest expense	270,415	22,461	292,876
Equity in earnings of non-consolidated entities	(51,921)	(6,157)	(58,078)
Investment (income) expense	(10,154)	530	(9,624)
Total other expense	207,911	107,614	315,525
Earnings (loss) before income taxes	38,935	(52,251)	(13,316)
Income tax provision (benefit)	8,588	(6,698)	1,890
Net earnings (loss)	$30,347	$(45,553)	$(15,206)

Adjusted EBITDA	$676,894	$227,069	$903,963

Attendance	265,194	114,078	379,272
Average screens	8,087	2,722	10,809

Segment pro forma financial data

Three Months ended March 31, 2017

(dollars in thousands)

	US	International	Total

Revenue
Admissions	$610,787	$259,513	$870,300
Food & beverage	320,177	89,579	409,756
Other	46,759	32,529	79,288
Total revenues	977,723	381,621	1,359,344

Operating costs and expenses
Film exhibition costs	332,255	110,103	442,358
Food & beverage costs	42,752	20,774	63,526
Operating expense	268,539	109,356	377,895
Rent	146,120	50,419	196,539
General and administrative:
Merger, acquisition and transaction costs	23,011	—	23,011
Other	22,679	16,231	38,910
Depreciation & amortization	96,520	35,411	131,931
Impairment of long-lived assets	—	—	—
Operating costs and expenses	931,876	342,294	1,274,170
Operating income	45,847	39,327	85,174
Other income	(2,701)	—	(2,701)
Interest expense	66,388	6,261	72,649
Equity in (earnings) loss of non-consolidated entities	2,333	(1,832)	501
Investment income	(5,343)	(194)	(5,537)
Total other expense	60,677	4,235	64,912
Earnings (loss) before income taxes	(14,830)	35,092	20,262
Income tax benefit	(4,558)	(591)	(5,149)
Net earnings (loss)	$(10,272)	$35,683	$25,411

Adjusted EBITDA	$195,339	$77,008	$272,347

Attendance	65,681	33,030	98,711
Average screens	7,969	2,678	10,647

Adjusted EBITDA

We present Adjusted EBITDA as a supplemental measure of our performance. We define Adjusted EBITDA as net earnings (loss) plus (i) income tax provision (benefit), (ii) interest expense and (iii) depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance and to include attributable EBITDA from equity investments in theatre operators in international markets and any cash distributions of earnings from other equity method investees. These further adjustments are itemized below. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same or as similar to some of the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. The following table sets forth our Adjusted EBITDA by reportable operating segment and our reconciliation of Adjusted EBITDA:

Reconciliation of Pro Forma Adjusted EBITDA

to Pro Forma Net Earnings (Loss)

(dollars in thousands)

	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma
	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	3/31/2016	6/30/2016	6/30/2016	9/30/2016	9/30/2016	12/31/2016	12/31/2016	3/31/2017

Net earnings (loss)	$4,735	$(51,282)	$(46,547)	$(17,742)	$(64,289)	$49,083	$(15,206)	$25,411
Plus:
Income tax provision (benefit)	8,721	(1,344)	7,377	10,289	17,666	(15,776)	1,890	(5,149)
Interest expense	71,482	71,000	142,482	70,137	212,619	80,257	292,876	72,649
Depreciation and amortization	123,640	126,294	249,934	125,541	375,475	129,534	505,009	131,931
Impairment of long-lived assets	280	2,138	2,418	549	2,967	7,391	10,358	—
Certain operating expenses (1)	3,472	4,532	8,004	7,737	15,741	7,388	23,129	5,373
Equity in (earnings) losses of non-consolidated affiliates	(6,466)	(12,878)	(19,344)	(15,546)	(34,890)	(23,188)	(58,078)	501
Cash distributions from non-consolidated entities (3)	17,681	590	18,271	3,401	21,672	18,380	40,052	24,397
Attributable EBITDA (2)	2,341	230	2,571	1,731	4,302	2,098	6,400	1,938
Investment (income) expense	(10,385)	595	(9,790)	613	(9,177)	(447)	(9,624)	(5,537)
Other expense (income) (4)	43,203	32,827	76,030	25,345	101,375	(10,546)	90,829	(2,262)
General and administrative expense-unallocated:
Merger, acquisition and transaction costs (5)	1,645	—	1,645	71	1,716	—	1,716	23,011
Stock-based compensation expense (6)	2,810	2,395	5,205	2,409	7,614	6,998	14,612	84

Total Adjusted EBITDA	$263,159	$175,097	$438,256	$214,535	$652,791	$251,172	$903,963	$272,347

US Markets	$180,565	$158,929	$339,494	$175,119	$514,613	$162,281	$676,894	$195,339
International Markets	82,594	16,168	98,762	39,416	138,178	88,891	227,069	77,008

Total Adjusted EBITDA	$263,159	$175,097	$438,256	$214,535	$652,791	$251,172	$903,963	$272,347

(1)         Amounts represent preopening expense related to temporarily closed screens under renovation, theatre and other closure expense for the permanent closure of screens including the related accretion of interest, non-cash deferred digital equipment rent expense, and disposition of assets and other non-operating gains or losses included in operating expenses. We have excluded these items as they are non-cash in nature, include components of interest cost for the time value of money or are non-operating in nature.

(2)         Attributable EBITDA includes EBITDA from equity investments in theatre operators in certain international markets. See below for a reconciliation of our equity in earnings of non-consolidated entities to Attributable EBITDA. Because these equity investments are in theatre operators in regions where we hold significant market share, we believe attributable EBITDA is more indicative of the performance of these equity investments and management uses this measure to monitor and evaluate these equity investments. We also provide service to these theatre operators including information technology systems, certain on-screen advertising services and our gift card and package ticket program. As these investments relate only to our Nordic acquisition this represents the first time we have made this adjustment and does not impact prior historical presentation of Adjusted EBITDA.

	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma
	Quarter Ended	Quarter Ended	Six Months Ended	Quarter Ended	Nine Months Ended	Quarter Ended	Year Ended	Quarter Ended
	3/31/2016	6/30/2016	6/30/2016	9/30/2016	9/30/2016	12/31/2016	12/31/2016	3/31/2017
Equity in earnings (loss)	$(6,466)	$(12,878)	$(19,344)	$(15,546)	$(34,890)	$(23,188)	$(58,078)	$501
Less:
Equity in earnings (loss) non-theatre JV’s	(8,220)	(12,528)	(20,748)	(16,641)	(37,389)	(24,287)	(61,676)	(927)
Equity in earnings (loss) International theatre JV’s	1,754	(350)	1,404	1,095	2,499	1,099	3,598	1,428

Income tax provision	57	10	67	87	154	549	703	73
Investment income	(117)	(48)	(165)	(47)	(212)	(145)	(357)	(120)
Interest expense	21	1	22	11	33	17	50	10
Depreciation and amortization	626	617	1,243	585	1,828	578	2,406	547
Attributable EBITDA	$2,341	$230	$2,571	$1,731	$4,302	$2,098	$6,400	$1,938

(3)   Includes U.S. non-theatre distributions from equity method investments and International non-theatre distributions from equity method investments to the extent received. We believe including cash distributions is an appropriate reflection of the contribution of these investments to our operations.

(4)         Other expense relate to financing activities and foreign currency transaction gains and losses on debt in our international markets. We exclude other expense and income related to financing activities as the amounts are similar to interest expense or income and are non-operating in nature.

(5)         Merger, acquisition and transition costs are excluded as it is non-operating in nature.

(6)         Non-cash or non-recurring expense included in general and administrative: other.

Adjusted EBITDA is a non-U.S. GAAP financial measure commonly used in our industry and should not be construed as an alternative to net earnings (loss) as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined  in accordance with U.S. GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and estimate our value.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA:

•                  does not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments;

•                  does not reflect changes in, or cash requirements for, our working capital needs;

•                  does not reflect the significant interest expenses, or the cash requirements necessary to service interest or principal payments, on our debt;

•                  excludes income tax payments that represent a reduction in cash available to us;

•                  does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future; and

•                  does not reflect the impact of divestitures that may be required in connection with recently completed acquisitions.